UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report: January 12, 2017

Commission File Number: 000-54672

American CryoStem Corporation
(Exact name of registrant as specified in its charter)

Nevada	7812	26-4574088
(State or Other Jurisdiction of Incorporation or Organization)	(Primary Standard Industrial Classification Code Number)	(IRS Employer Identification Code Number)

1 Meridian Road, Suite 5
Eatontown, NJ 07724
(Address of principal executive offices)

(732) 747-1007
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORWARD LOOKING STATEMENTS UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

This Current Report and other reports filed by American CryoStem Corporation (the "Company") from time to time with the U.S. Securities and Exchange Commission (the "SEC") contain or may contain forward-looking statements and information that are based upon beliefs of, and information currently available to, the Company's management as well as estimates and assumptions made by Company's management. Readers are cautioned not to place undue reliance on these forward-looking statements, which are only predictions and speak only as of the date hereof. When used in the filings, the words "anticipate," "believe," "estimate," "expect," "future," "intend," "plan," or the negative of these terms and similar expressions as they relate to the Company or the Company's management identify forward-looking statements. Such statements reflect the current view of the Company with respect to future events and are subject to risks, uncertainties, assumptions, and other factors, including the risks contained in the "Risk Factors" section of the this Annual Report on Form 10-K., relating to the Company's industry, the Company's operations and results of operations, and any businesses that the Company may acquire. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended, or planned.

Item 4.01.	CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

Previous independent registered public accounting firm:

On June 27, 2016, American CryoStem Corporation ("CRYO" or the "Registrant") was notified that, Donahue and Associates LLC, Certified Public Accountant ("Donahue") the Company's independent auditor that as a result of an administrative action by the Public Company Accounting Oversight Board (PCAOB), Donahue's registration with the PCAOB was revoked. Consequently, the Company was required to engage a new auditor.

New independent registered public accounting firm:

On June 29, 2016, CRYO engaged Leigh J Kremer, CPA ("LK") as the Registrant's independent accountants to report on the Registrant's balance sheet as of September 30, 2016 and September 30, 2015, and the related statements of income, stockholders' equity and cash flows for the two year period. The decision to appoint LK was approved by the Registrant's Board of Directors. During the Registrant's two most recent fiscal years and any subsequent interim period prior to the engagement of LK, neither the Registrant nor anyone on the Registrant's behalf consulted with LK regarding either (i) the application of accounting principles to a specified transaction, either contemplated or proposed, or the type of audit opinion that might be rendered on the Registrant's financial statements, or (ii) any matter that was either the subject of a "disagreement" or a "reportable event."

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 12, 2017

AMERICAN CRYOSTEM CORPORATION

By:	/s/ John S. Arnone
John S. Arnone
President, CEO and Chairman of the Board